SECURITIES AND UNITED STATES
                               EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2004

                                 SURGICARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                     001-16587                58-1597246
         --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)





                         12727 Kimberley Lane, Suite 200
                              Houston, Texas 77024
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (713) 973-6675
                                 --------------
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if change since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On May 10, 2004, Surgicare, Inc. announced that on April 27, 2004, it filed amended preliminary proxy materials with the Securities and Exchange Commission. Reference is made to the press release filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits
99.1     Press Release of SurgiCare, Inc. issued May 10, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SURGICARE, INC.






                    By: /s/ KEITH G. LEBLANC
                       ----------------------------------
                       Name:  Keith G. LeBlanc
                       Title: Chief Executive Officer



Dated: May 10, 2004